PRISM VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Formerly known as Monumental Life Insurance Company)

Separate Account VA CC

Supplement Dated July 31, 2014

to the

Prospectus dated April 30, 1997

Effective July 31, 2014, Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company, subject to obtaining the necessary approvals. Therefore, all references to Monumental Life Insurance Company in your prospectus, Statement of Additional Information, Part C of the registration statement and any exhibits thereto should be read accordingly.

Please Note: Aside from a new name, your policy/contract remains unaffected. All of the terms, conditions, rights and benefits remain unchanged.